Exhibit 99.1

Independent Auditor’s Report

To the Stockholders of

Independence Realty Trust, Inc.

Philadelphia, Pennsylvania

Report on the Historical Summary

We have audited the accompanying statement of revenue and certain expenses (the “Historical Summary”) of Carrington Park Apartments (the “Property”) for the year ended December 31, 2013, and the related notes to the Historical Summary.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Independence Realty Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania

June 11, 2014

CARRINGTON PARK APARTMENTS

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Three Month Periods Ended March 31 (Unaudited)		For the Year Ended December 31
	2014	2013	2013
REVENUE:
Rental income	$511,077	$508,877	$2,056,797
Reimbursement income	20,016	16,040	61,722
Other income	28,708	30,654	107,934

Total Revenue	559,801	555,571	2,226,453
CERTAIN EXPENSES:
Operating and maintenance	157,807	137,601	551,467
Taxes and insurance	55,965	69,270	222,998
Management fees	17,275	16,529	67,144
Bad debt expenses	382	—	1,125

Total Certain Expenses	231,429	223,400	842,734

Revenue in excess of Certain Expenses	$328,372	$332,171	$1,383,719

The accompanying notes are an integral part of these statements.

CARRINGTON PARK APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Three Month Periods Ended March 31, 2014 and 2013 and

for the Year Ended December 31, 2013

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location
Carrington Park Apartments	Multi-family	202	Little Rock, AR

On May 7, 2014 Independence Realty Trust (IRT) acquired the Property for a purchase price equal to $21.5 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the Property.

The Historical Summary presents the revenue and certain expenses of the Property during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through June 11, 2014, the date the financial statements were available to be issued.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for, including but not limited to, late payments, cleaning, damages, and utilities and is recorded when earned.

b.	Property Management Fees

For the three month periods ended March 31, 2014 and 2013, property management fees were $17,275 and $16,529, respectively (unaudited). For the year ended December 31, 2013, property management fees were $67,144.

CARRINGTON PARK APARTMENTS

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Three Month Periods Ended March 31, 2014 and 2013 and

for the Year Ended December 31, 2013

c.	Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the three month period ended March 31, 2014, bad debt expenses were $382 (unaudited) and there were no bad debt expenses for the three month period ended March 31, 2013 (unaudited). For the year ended December 31, 2013, bad debt expenses were $1,125.

d.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

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